UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2012

Collective Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14770	43-1813160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3231 Southeast Sixth Avenue, Topeka, Kansas		66607
(Address of Principal Executive Offices)		(Zip Code)

(785) 233-5171

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On September 7, 2012, Collective Brands, Inc. (the “Company”) provided notice to its officers and employees informing them of a transition period, also known as a “blackout period”, for the Collective Brands 401(k) Profit Sharing Plan, the Collective Brands Puerto Rico Profit Sharing Plan and the Collective Brands Performance + Lifestyle Group Employee Savings & Investment Plan (collectively, the “Plans”) and the trading restrictions that apply to them during this blackout period. Specifically, during this blackout period, participants and beneficiaries will not be able to make new contributions or transfers into, or direct the assets held in, the Collective Brands Common Stock Fund (the “Fund”), and will not be able to take any other action with respect to that portion of their account balance that was invested in the Fund (including obtaining loans or distributions of such amounts).

This blackout period is required to facilitate the elimination of the Fund as an investment option under the Plans as a result of the previously announced acquisition of the Company (the “Merger”) by WBG – PSS Holdings LLC, an entity formed by Blum Strategic Partners IV, L.P., Golden Gate Capital Opportunity Fund, L.P. and Wolverine World Wide, Inc. The Company anticipates that the Merger will be consummated late in the third quarter or early in the fourth quarter of 2012. This blackout period is expected to begin at 4:00 p.m. Eastern Time one business day prior to the anticipated closing date of the Merger and to end at 9:00 a.m. Eastern Time approximately 10 business days thereafter.

A copy of the notice to officers and employees is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice to Officers and Employees, dated September 7, 2012.

Cautionary Statement Regarding Forward-Looking Statements

This report contains assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements”. All statements included or incorporated by reference in this report, other than statements that are historical facts, are forward-looking statements. Statements including the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or variations of such words and similar expressions are intended to identify forward-looking statements. Forward-looking statements are estimates and projections reflecting management’s reasonable judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to forward-looking statements, management has made assumptions regarding, among other things, customer spending patterns, weather, pricing, operating costs, the timing of various events and the economic and regulatory environment. A variety of factors could cause actual results and experience to differ materially from the anticipated results or expectations expressed in the Company’s forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the Company’s businesses include, but are not limited to, the following: (i) the impact of competition and pricing; (ii) changes in consumer preferences and spending patterns; (iii) general economic, business and social conditions in the countries where the Company sources products and/or supplies or has or intends to open stores; (iv) changes in weather patterns; (v) the inability to renew material leases, licenses or contracts upon their expiration; (vi) the ability to identify and negotiate leases for new locations on acceptable terms or to terminate unwanted leases on acceptable terms; (vii) the financial condition of the suppliers; (viii) changes in existing or potential duties, tariffs or quotas, and the application thereof; (ix) changes in relationships between the United States and foreign countries, as well as between foreign countries; (x) economic and political instability in foreign countries or restrictive actions by the governments of foreign countries in which suppliers and manufacturers from whom the Company sources are located or in which the Company does business; (xi) changes in trade, intellectual property, customs and/or tax laws; (xii) fluctuations in currency exchange rates (e.g. Yuan, Canadian dollar, euro); (xiii) the ability to hire, train and retain associates; (xiv) performance of other parties in strategic alliances; (xv) outcomes of intellectual property or employment litigation, and class actions; (xvi) the ability to comply with local laws in foreign countries; (xvii) the Company’s ability to maintain and upgrade information systems; (xviii) threats or acts of terrorism or war; (xix) strikes, work stoppages and/or slowdowns by unions that play a significant role in the manufacture, distribution or sale of product; (xx) changes in commodity prices such as oil; (xxi) uncertainties associated with the proposed sale of the Company to an entity (“Parent”) controlled by Blum Strategic Partners IV, L.P., Golden Gate Capital Opportunity Fund, L.P. and Wolverine World Wide, Inc., including uncertainties relating to the expected timing of completion of the proposed Merger and the sale of the Collective Brands Performance + Lifestyle Group business to a wholly owned subsidiary of Wolverine (the “Carveout Transaction”), the satisfaction of the conditions to the consummation of the proposed Merger and the Carveout Transaction, including financing conditions, the ability to complete the proposed Merger and the Carveout Transaction and the impact of the pending transactions on the Company’s businesses, employees, customers and suppliers; and (xxii) other risks referenced from time to time in filings of the Company with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the fiscal year ended January 28, 2012 in Part I, Item 1A, “Risk Factors” and the Company’s Definitive Proxy Statement on Schedule 14A filed on July 19, 2012.

The Company believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this report. Any or all of the Company’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLLECTIVE BRANDS, INC.

By:	/s/ Douglas G. Boessen
Name: Douglas G. Boessen
	Title:	Division Senior Vice President, Chief Financial Officer and Treasurer

Date: September 7, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice to Officers and Employees, dated September 7, 2012.